UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2003 - September 30, 2004

Item 1:	Reports to Shareholders

Vanguard® Wellesley® Income Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS

  1 LETTER FROM THE CHAIRMAN
  6 REPORT FROM THE ADVISOR
10 FUND PROFILE
12 GLOSSARY OF INVESTMENT TERMS
14 PERFORMANCE SUMMARY
15 YOUR FUND'S AFTER-TAX RETURNS
16 ABOUT YOUR FUND'S EXPENSES
18 FINANCIAL STATEMENTS
35 ADVANTAGES OF VANGUARD.COM

SUMMARY

• The Investor Shares of Wellesley Income Fund returned 8.6% during the 2004 fiscal year, short of the 9.3% return of the unmanaged composite index and the 9.0% return of the average mutual fund peer.
• Wellesley’s bond portion earned a return slightly below that of its benchmark.
• The stock portfolio’s return lagged the gain of the equity benchmark because of some subpar stock selections.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

An easing of returns from both stocks and bonds made for a challenging 2004 fiscal year for Vanguard Wellesley Income Fund. Despite these challenges, the fund’s Investor Shares earned a respectable return of 8.6% for the 12 months. (The fund’s Admiral Shares returned 8.7%).

However, as the adjacent table shows, the fund’s performance came up short versus those of the average income fund and the Wellesley Composite Index, which is weighted in accordance with your fund’s standard asset allocation: 65% in high-quality corporate bonds and 35% in value-oriented stocks. As of September 30, 2004, the fund’s income yield was 3.6% for both Investor Shares and Admiral Shares.

2004 Total Returns	Fiscal Year Ended
September 30

Vanguard Wellesley Income Fund
Investor Shares	8.6%
Admiral Shares	8.7
Wellesley Composite Index*	9.3
Average Income Fund**	9.0

*Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
**Derived from data provided by Lipper Inc.

Information on the fund’s change in net asset value and on its dividend distributions during the period is presented in the table on page 5. If you own the fund in a taxable account, you may wish to review the details of the fund’s after-tax returns on page 15.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal 2004 through February produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period—from March through September—most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as economic reports turned less favorable and the economy showed the strain of rising crude-oil prices. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 14.8%.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outpaced growth-oriented issues (those expected to return above-average earnings growth). Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in bond yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months.

Market Barometer		Average Annual Total Returns
	Periods Ended September 30, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
Russell 2000 Index (Small-caps)	18.8	13.7	7.4
Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	23.1	11.4	0.5

Bonds
Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	4.6	5.8	6.8
Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI
Consumer Price Index	2.5%	2.1%	2.5%

Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

A CHALLENGING YEAR FOR THE FUND’S STOCK AND BOND HOLDINGS

As previously noted, Wellesley’s Investor Shares returned 8.6% for the 12 months. Most of the fund’s advance came during the first half of the period, when the fund gained 6.8%; for the second six months, the fund returned 1.6%.

The fund’s bond portfolio (whose assets accounted for some $6.10 of every $10 invested in the fund at the end of the fiscal year), returned 3.3% for the period, slightly less than its benchmark, the Lehman Credit A or Better Index. Wellington Management Company, the fund’s advisor, stuck to its conservative, income-oriented mandate by investing primarily in high-grade, intermediate-term corporate securities. Wellington Management’s strategy of keeping the portfolio’s sensitivity to interest rate movements relatively close to that of the index was prudent; however, the fund failed to hold some of the better-performing issues in the index. In the second half of the fiscal year, rising interest rates took a particularly tough toll on the bond portfolio, as bond prices were driven lower, which hurt returns.

The full-year return of Wellesley’s stock portfolio also came up a bit short versus its benchmark. The portfolio’s value-oriented strategy looks for out-of-favor issues with higher-than-average dividend yields. As such, the portfolio tends to have large weightings in representative sectors such as financial services, integrated oils, and utilities. Although many of the portfolio’s holdings in these sectors enjoyed respectable gains, some of the advisor’s stock selections—particularly in financial services (the stock portfolio’s largest sector weighting)—did not pan out as intended. However, the advisor’s overweightings relative to the index in integrated oils, materials & processing, and consumer staples proved beneficial, as each of these sectors provided generous contributions to return.

For more details on the fund’s performance over the course of the year, see the Report From the Advisor on page 6.

THE FUND'S CONSERVATIVE STRATEGY HAS PRODUCED IMPRESSIVE GROWTH

Inevitably, your fund will trail its comparative standards on occasion. The truest measure of the fund’s success is how it has performed over periods consistent with its long-term focus. Viewed through a longer-term lens, the fund’s conservative investment strategy has served investors well. As the table below shows, the fund’s record has been impressive, on both an absolute basis and relative to its average peer. A hypothetical investment of $10,000 made on September 30, 1994, would have grown to $26,921 in the Wellesley Income Fund, while a comparable investment would have grown to only $21,354 in the average peer fund, an advantage for Wellesley of $5,567.

It is interesting to note that your fund, which invests far more of its assets in bonds than stocks, has managed to earn a ten-year average annual return just 0.3 percentage point less than that of the all-stock Dow Jones Wilshire 5000 Index. While the fund’s average annual return for the period was 10.4%, the all-stock index had a 10.7% return—albeit with the added volatility of the stock market, as seen in the long stock market downturn of 2000–2003.

Total Returns		Ten Years Ended
		September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Wellesley Income Fund
Investor Shares	10.4%	$ 26,921
Wellesley Composite Index	9.5	24,738
Average Income Fund	7.9	21,354

The long-term success of Wellesley Income Fund’s conservative strategy is a testament to the skill of Wellington Management. For more than 30 years, shareholders have benefited from Wellington’s ability to deftly navigate the complexities of the stock and bond markets in search of suitable investments for the fund’s portfolio.

DON’T TURN AWAY FROM YOUR PLAN

The stock and bond markets are in a constant state of change, and they are continually luring investors with an ever-changing array of investment options. However, we urge you to resist the temptation to invest in the “next big thing.” Rather, we have always advised that you make it a priority to stick with a carefully determined investment plan through good times and bad. A balanced portfolio of stocks, bonds, and cash investments consistent with your risk tolerance and tailored to your individual needs and goals can help you blunt the pain of declines in one asset class, while allowing you to benefit from the strong performance of another.

Wellesley Income Fund, with its time-tested, conservative combination of stocks and bonds, can play an important role in such a portfolio. Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 11, 2004

Your Fund's Performance at a Glance			September 30, 2003-September 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Wellesley Income Fund
Investor Shares	$20.25	$21.11	$0.855	$0.000
Admiral Shares	49.07	51.16	2.122	0.000

REPORT FROM THE ADVISOR

Vanguard Wellesley Income Fund underperformed its composite index benchmark for the 2004 fiscal year ended September 30. The fund’s Investor Shares returned 8.6%, versus 9.3% for the unmanaged benchmark.

The 18.0% return of the fund’s stock segment for the 12 months was strong on an absolute basis, but was short of the equity benchmark’s 20.5% gain. The benchmark is weighted 75% Standard & Poor’s 500/Barra Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index.

The fund’s bond segment had a fiscal-year return of 3.3%, which fell slightly short of the 3.5% return for its benchmark, the Lehman Credit A or Better Index. This index tracks the performance of high-quality corporate bonds with intermediate maturities.

THE INVESTMENT ENVIRONMENT

We believe that the economy is presently navigating through a soft patch, but should grow at a 3% pace, somewhat below the 4% pace seen over the past year. From a global perspective, economic growth is the strongest we have seen over the last decade. While we remain optimistic about the economic outlook, we are concerned that high energy prices will affect economic growth more severely than expected.

Investment Philosophy

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund’s bond segment consists largely of intermediate- and long-term U.S. government securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

The equity market has demonstrated flat performance in calendar-year 2004 due to rising energy prices, concerns about the longevity of the economic expansion, terrorism risks, and political uncertainties. Stock valuations appear reasonable, and we anticipate that market returns will correlate with the growth rate of corporate profits in the coming year.

The corporate bond market continues to enjoy the beneficial backdrop of a better economy and an improving ratio of credit upgrades to credit downgrades. As issuers repay or refinance their debt at lower interest rates, they may be upgraded by bond-rating agencies. The improvement in ratings helps to reduce risk premiums on corporate bonds versus Treasury securities. If risk premiums on corporate bonds remain the same or narrow, this contraction in yield spreads versus Treasuries, or the additional yield from the corporate bonds, can offset some of the anticipated rise in interest rates. We believe the economy is expanding sufficiently to underwrite a general improvement in credit quality.

THE FUND’S SUCCESSES

In Wellesley Income Fund’s stock portfolio, overweight positions in the integrated oils and materials & processing sectors helped results, as both sectors benefited from the global economic rebound. Integrated oil giants ExxonMobil, ChevronTexaco, and ConocoPhillips were all strong contributors, as high energy prices led to rising earnings expectations. In materials & processing, Dow Chemical performed well as strong pricing in its chemicals businesses led to rising earnings expectations. We also had favorable stock selection in consumer staples. For example, Kellogg’s was a strong performer, as management efforts to stimulate revenue growth have been successful, leading to continued earnings growth.

The most notable positive factor for the bond portfolio was its fortuitous position in lower-quality investment-grade corporate bonds. The bond portfolio held an average 9% of assets in Baa credits during the period. These credits, the lowest investment-grade category, outperformed bonds having higher quality during the period, but are not represented in the bond portfolio’s unmanaged benchmark.

THE FUND’S SHORTFALLS

The poorest performance in the equity portfolio came from the financial services sector, in which we had some disappointing stock selection. In particular, St. Paul Travelers underperformed due to reduced earnings expectations, slower premium growth, and concerns about further increasing reserves for claims.

We also had poor stock selection in the health care sector. Drugmaker Merck was a poor performer due to the worldwide withdrawal of its anti-inflammatory drug VIOXX, resulting in a significant reduction in earnings expectations. Additionally, Wyeth suffered from continued issues pertaining to Fen-Phen litigation.

While our allocation to the lower end of the investment-grade spectrum helped relative returns for the bond segment, our anticipation of interest rates did not. We generally believed that intermediate-term and long-term rates would rise as the Federal Reserve raised short-term rates. This anticipated rise did not occur, causing our slightly short duration posture to detract from relative returns.

THE FUND’S POSITIONING

The equity portfolio remains overweighted in integrated oils, but we have reduced positions due to higher stock prices and concerns about the sustainability of current energy prices. We still have almost no exposure to the technology sector because of the lack of above-average dividend-paying stocks in this area.

In the bond portfolio, we are balancing our belief that rates may rise and hurt principal values with our attraction to the income stream that longer-maturity bonds provide. In an attempt to address the income versus interest-rate sensitivity issue, we have structured the bond portfolio (excluding cash and equivalents) with a duration of 5.4 years, in line with the benchmark’s duration. Simplistically, if rates were to rise or fall 100 basis points across the maturity spectrum, principal value would fluctuate 5.4% in the opposite direction. The current yield of approximately 4% on the portfolio’s fixed income securities helps mitigate losses in principal value from rising rates.

We expect to shorten duration modestly to reduce the portfolio’s sensitivity to changes in interest rates, reflecting our belief that the next major move in interest rates will be up, but not in the near future. As always, we purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme that drives the fund’s investment strategy is our ongoing obligation to provide shareholders an attractive level of income by holding investment-grade securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable commitment to bonds and its meaningful holdings in high-yielding, interest-rate-sensitive stocks.

Earl E. McEvoy, SENIOR VICE PRESIDENT
John R. Ryan, SENIOR VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

OCTOBER 18, 2004

Equity Portfolio Changes	Fiscal Year Ended September 30, 2004

New Holdings
Comments

JPMorgan Chase
The underlying earnings power of the combined entity of
JPMorgan Chase and Bank One could be enhanced by
new management

SunTrust Banks
This Southeast-based bank should exhibit superior
earnings growth, yet the stock is selling at a discounted
valuation

Abbott Laboratories
Improved revenue growth rate in the pharmaceutical
division and a turnaround in the diagnostics business
should result in an accelerated earnings growth rate

Wachovia
This bank‘s stock price did not reflect its improving
fundamentals

Eliminated
DTE Energy
Achieved target price.

Ashland
Achieved target price.

National Fuel Gas
Achieved target price.

Merck
The withdrawal of VIOXX led to significant earnings
impairment and litigation risk

See page 18 for a complete listing of the fund’s holdings .

As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 12 and 13.

WELLESLEY INCOME FUND

Total Fund Characteristics
Yield
Investor Shares	3.6%
Admiral Shares	3.6%
Turnover Rate	23%
Expense Ratio
Investor Shares	0.26%
Admiral Shares	0.15%
Short-Term Reserves	1%

Total Fund Volatility Measures
	Fund	Composite Index*	Fund	Broad Index**

R-Squared	0.85	1.00	0.31	1.00
Beta	0.83	1.00	0.21	1.00

Sector Diversification (% of equity portfolio)
	Comparative Fund	Index+	Broad Index**

Auto & Transportation	2%	3%	3%
Consumer Discretionary	2	11	16
Consumer Staples	6	2	6
Financial Services	33	37	23
Health Care	5	4	12
Integrated Oils	15	10	4
Other Energy	0	3	3
Materials & Processing	12	4	4
Producer Durables	6	4	5
Technology	1	6	13
Utilities	18	13	7
Other	0	3	4

Ten Largest Stocks (% of equity portfolio)

ExxonMobil Corp.	5.5%
(energy and utilities)
Bank of America Corp.	5.1
(banking)
Citigroup, Inc.	4.6
(banking)
Weyerhaeuser Co.	3.4
(construction)
ConocoPhillips Co.	3.4
(energy and utilities)
FPL Group, Inc.	3.4
(energy and utilities)
Caterpillar, Inc.	3.4
(industrial manufacturing)
SBC Communications Inc.	3.4
(telecommunication services)
National City Corp.	2.9
(banking)
Emerson Electric Co.	2.8
(electronics)

Top Ten	37.9%

Top Ten as % of Total Net Assets	14.3%

“Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Fund Asset Allocation

*Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Telephone Index (4.5%) until January 1, 2002, when the Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Dow Jones Wilshire 5000 Index.
† S&P 500/Barra Value Index.

Equity Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	55	333	5,018
Median Market Cap	$32.4B	$28.1B	$25.7B
Price/Earnings Ratio	15.3x	16.8x	21.5x
Price/Book Ratio	2.4x	2.1x	2.7x
Dividend Yield	3.2%	2.1%	1.6%
Return on Equity	19.4%	15.4%	15.9%
Earnings Growth Rate	8.9%	8.3%	7.4%
Foreign Holdings	1.9%	2.9%	0.8%

Fixed Income Characteristics
	Fund	Comparative Index†	Broad Index††

Number of Bonds	331	1,575	5,746
Yield to Maturity	4.2%‡	4.1%	4.3%
Average Coupon	5.5%	5.5%	5.4%
Average Effective Maturity	8.0 years	8.2 years	7.2 years
Average Quality‡‡	A1	Aa3	Aa1
Average Duration	5.4 years	5.4 years	4.5 years

Sector Diversification (% of fixed income portfolio)
Asset-Backed	6%
Commercial Mortgage-Backed	0
Finance	36
Foreign	5
Government Mortgage-Backed	1
Industrial	41
Treasury/Agency	0
Utilities	10
Other	1

Total	100%

Distribution by Credit Quality‡‡
(% of fixed income portfolio)
Aaa	16%
Aa	28
A	44
Baa	10
Not Rated	2

Total	100%

Equity Investment Focus

Fixed Income Investment Focus

*S&P 500/Barra Value Index.
**Dow Jones Wilshire 5000 Index.
† Lehman Credit A or Better Index.
†† Lehman Aggregate Bond Index.
‡ Before expenses.
‡‡ Moody’s Investors Service.

Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta.      A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WELLESLEY INCOME FUND

Cumulative Performance September 30, 1994–September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Wellesley Income Fund Investor Shares	8.60%	8.08%	10.41%	$26,921
Lehman Aggregate Bond Index	3.68	7.48	7.66	20,918
Dow Jones Wilshire 5000 Index	14.76	-0.05	10.73	27,722
Wellesley Composite Index*	9.26	5.93	9.48	24,738
Average Income Fund**	9.01	4.71	7.88	21,354

	One Year	Since Inception+	Final Value of a $250,000 Investment

Wellesley Income Fund Admiral Shares	8.72%	6.59%	$310,222
Lehman Aggregate Bond Index	3.68	6.91	313,345
Dow Jones Wilshire 5000 Index	14.76	-0.07	249,433
Wellesley Composite Index*	9.26	4.41	289,325

Fiscal-Year Total Returns (%)				September 30, 1994-September 30, 2004
	Wellesley Income Fund Investor Shares			Composite Index*		Wellesley Income Fund Investor Shares			Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.7%	7.0%	20.7%	23.3%	2000	2.5%	5.8%	8.3%	9.3%
1996	3.2	6.0	9.2	7.5	2001	7.6	5.3	12.9	2.6
1997	15.5	6.4	21.9	20.3	2002	-4.4	4.7	0.3	-4.8
1998	8.1	5.8	13.9	12.8	2003	6.1	4.6	10.7	14.4
1999	-5.3	5.0	-0.3	3.2	2004	4.2	4.4	8.6	9.3

*Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Derived from data provided by Lipper Inc.
† May 14, 2001.
Note: See Financial Highlights tables on pages 29 and 30 for dividend and capital gains information.

YOUR FUND’S AF TER-TAX RE TURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year	Five Years	Ten Years
Wellesley Income Fund Investor Shares
Returns Before Taxes	8.60%	8.08%	10.41%
Returns After Taxes on Distributions	7.33	5.76	7.56
Returns After Taxes on Distributions and Sale of Fund Shares	5.83	5.63	7.37

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2004
Wellesley Income Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,016.40	$1.26
Admiral Shares	1,000.00	1,017.20	0.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.27
Admiral Shares	1,000.00	1,024.30	0.71

*These calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus.

If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Income Fund

Wellesley Income Fund	0.26%	0.15%	1.05%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report.

For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.8%)

Mortgage-Backed Securities (0.8%)
Federal National Mortgage Assn.*
(1) 5.77%, 10/1/2008	$3,040	$3,231
(1) 5.793%, 11/1/2011	37,167	40,291
(1) 6.085%, 10/1/2008	7,105	7,643
(1) 6.15%, 4/1/2009	5,034	5,433
(1) 6.195%, 10/1/2008	6,307	6,798
(1) 6.23%, 3/1/2008	2,370	2,544
(1) 6.285%, 5/1/2008	4,607	4,954
(1) 6.32%, 6/1/2009	6,781	7,358
(1) 6.59%, 11/1/2007	889	954
(1) 6.977%, 6/1/2007	6,722	7,250

		86,456

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(Cost $83,738)		86,456

CORPORATE BONDS (56.6%)

Asset-Backed Securities (3.8%)
American Express Credit Account Master Trust
(1) 4.35%, 12/15/2011	12,000	12,337
Bank One Issuance Trust
(1) 2.94%, 10/17/2005	8,500	8,543
(1)(3)3.59%, 9/17/2007	25,000	25,268
Capital Auto Receivables Asset Trust
(1) 2.96%, 1/15/2008	27,160	27,162
Capital One Master Trust
(1) 4.60%, 8/17/2009	7,225	7,468
Capital One Multi-Asset
Execution Trust
(1) 2.15%, 10/15/2004	13,000	13,065
CarMax Auto Owner Trust
(1) 2.66%, 5/15/2008	8,180	8,162
Citibank Credit Card Issuance Trust
(1) 4.10%, 12/7/2004	25,000	25,094
(1) 2.90%, 5/17/2010	8,500	8,340

	Face Amount (000)	Market Value^ (000)

Connecticut RRB Special Purpose
Trust CL&P
(1) 6.21%, 12/30/2010	$12,870	$14,181
Fleet Credit Card Master Trust II
(1) 1.91%, 10/15/2004	21,995	22,047
Ford Credit Auto Owner Trust
(1) 3.54%, 11/15/2008	9,780	9,875
GE Capital Credit Card Master
Note Trust
(1) 1.81%, 10/15/2004	7,660	7,665
GE Dealer Floor Plan Master
Note Trust
(1) 1.861%, 10/20/2004	10,000	9,968
Honda Auto Receivables
Owner Trust
(1) 2.40%, 2/21/2008	28,705	28,559
Household Affinity Credit Card
Master Note Trust I
(1) 1.82%, 10/15/2004	20,000	20,015
John Deere Owner Trust
(1) 2.32%, 12/17/2007	17,625	17,483
MBNA Credit Card Master
Note Trust
(1) 1.89%, 10/15/2004	9,900	9,917
Nissan Auto Receivables
Owner Trust
(1) 1.819%, 10/15/2004	18,220	18,233
(1) 2.70%, 12/17/2007	16,435	16,420
(1) 2.61%, 7/15/2008	10,000	9,961
Onyx Acceptance Owner Trust
(1) 2.66%, 5/17/2010	10,000	9,900
Providian Gateway Master Trust
(1)(2)1.95%, 10/15/2004	20,250	20,264
Whole Auto Loan Trust
(1) 3.04%, 4/15/2009	40,000	40,185

		390,112

Finance (21.9%)
Banking (10.3%)
Asian Development Bank
4.50%, 9/4/2012	40,000	40,904
Associates Corp. of North America
6.25%, 11/1/2008	25,000	27,384
BB&T Corp.
6.50%, 8/1/2011	25,000	28,030
4.75%, 10/1/2012	16,000	15,967
Bank One Corp.
2.625%, 6/30/2008	15,000	14,460
7.75%, 7/15/2025	25,000	30,663
Bank One NA (IL)
5.50%, 3/26/2007	5,000	5,310
Bank of America Corp.
4.75%, 10/15/2006	15,000	15,520
3.25%, 8/15/2008	14,750	14,569
3.375%, 2/17/2009	27,000	26,581
4.875%, 1/15/2013	43,100	43,753
Bank of New York Co., Inc.
5.20%, 7/1/2007	35,000	36,938
Citicorp
7.125%, 9/1/2005	15,000	15,586
6.65%, 12/15/2010	25,000	28,394
Citigroup, Inc.
5.50%, 8/9/2006	10,000	10,450
5.00%, 3/6/2007	22,000	23,085
6.625%, 6/15/2032	9,000	9,909
6.00%, 10/31/2033	15,000	15,331
European Investment Bank
4.625%, 5/15/2014	54,000	55,662
Fifth Third Bancorp
6.75%, 7/15/2005	25,000	25,776
First Union Corp.
6.00%, 10/30/2008	15,000	16,294
HBOS Treasury Services PLC
(2) 3.75%, 9/30/2008	11,400	11,457
(2) 6.00%, 11/1/2033	19,000	19,339
HSBC Bank USA
4.625%, 4/1/2014	13,100	12,818
Inter-American Development Bank
3.375%, 3/17/2008	30,000	30,098
International Bank for
Reconstruction & Development
4.125%, 6/24/2009	11,800	12,085
3.625%, 5/21/2013	42,750	41,403
J.P. Morgan Chase & Co.
3.50%, 3/15/2009	12,000	11,847
5.75%, 1/2/2013	14,000	14,826
5.125%, 9/15/2014	9,665	9,742
J.P. Morgan, Inc.
5.75%, 10/15/2008	20,000	21,457
6.25%, 1/15/2009	20,000	21,807
Mellon Bank NA
7.00%, 3/15/2006	7,400	7,845
7.375%, 5/15/2007	4,720	5,212
Mellon Funding Corp.
5.00%, 12/1/2014	12,000	12,189
National City Bank Pennsylvania
7.25%, 10/21/2011	22,000	25,804
Northern Trust Co.
4.60%, 2/1/2013	10,000	9,958
Regions Financial Corp.
7.00%, 3/1/2011	25,000	28,576
Republic New York Corp.
5.875%, 10/15/2008	15,000	16,090

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Royal Bank of Scotland
Group PLC
6.40%, 4/1/2009	$14,000	$15,468
5.00%, 10/1/2014	18,975	19,136
SunTrust Banks, Inc.
5.05%, 7/1/2007	20,000	21,078
6.375%, 4/1/2011	15,000	16,655
US Bancorp
5.10%, 7/15/2007	17,000	17,928
US Bank NA
6.375%, 8/1/2011	25,000	27,879
Wachovia Corp.
7.45%, 7/15/2005	15,715	16,314
6.605%, 10/1/2005	15,000	16,589
4.95%, 11/1/2006	15,000	15,585
4.875%, 2/15/2014	19,250	19,140
Wells Fargo & Co.
5.125%, 2/15/2007	5,020	5,288
3.50%, 4/4/2008	17,000	17,059
3.125%, 4/1/2009	12,400	12,091
7.55%, 6/21/2010	25,000	29,348
Brokerage (3.4%)
Bear Stearns Co., Inc.
6.50%, 5/1/2006	18,000	18,993
3.25%, 3/25/2009	15,500	15,057
5.70%, 11/15/2014	18,000	18,915
Credit Suisse First Boston
USA, Inc.
6.50%, 1/15/2012	18,800	20,911
5.125%, 1/15/2014	23,825	24,058
7.125%, 7/15/2032	13,300	15,652
Goldman Sachs Group, Inc.
3.875%, 1/15/2009	30,000	30,059
5.25%, 10/15/2013	29,400	29,990
6.125%, 2/15/2033	27,200	27,396
Lehman Brothers Holdings, Inc.
3.60%, 3/13/2009	8,970	8,867
4.80%, 3/13/2014	15,000	14,763
Merrill Lynch & Co., Inc.
4.125%, 1/15/2009	27,125	27,199
5.00%, 2/3/2014	15,000	15,042
Morgan Stanley Dean Witter
3.875%, 1/15/2009	36,000	36,015
5.30%, 3/1/2013	37,925	38,797
7.25%, 4/1/2032	13,500	16,004
Finance Companies (4.6%)
American Express Centurion Bank
4.375%, 7/30/2009	11,500	11,730
American Express Co.
5.50%, 9/12/2006	40,000	41,855
American General Finance Corp.
5.75%, 3/15/2007	20,000	21,160
4.50%, 11/15/2007	5,000	5,141
2.75%, 6/15/2008	15,100	14,586
4.00%, 3/15/2011	12,000	11,651
CIT Group, Inc.
7.375%, 4/2/2007	40,000	43,866
7.75%, 4/2/2012	10,100	11,907
General Electric Capital Corp.
1.979%, 12/22/2004	11,800	11,797
5.00%, 6/15/2007	24,000	25,092
7.375%, 1/19/2010	10,000	11,562
8.125%, 5/15/2012	10,000	12,140
5.45%, 1/15/2013	25,550	27,099
6.75%, 3/15/2032	34,050	39,236
Household Finance Corp.
5.75%, 1/30/2007	48,000	50,733
4.625%, 1/15/2008	13,700	14,149
4.75%, 7/15/2013	12,225	12,059
SLM Corp.
2.75%, 12/1/2005	23,200	23,154
5.125%, 8/27/2012	10,000	10,177
5.625%, 8/1/2033	6,000	5,763
USA Education, Inc.
5.625%, 4/10/2007	37,000	38,920
Wells Fargo Financial
5.50%, 8/1/2012	34,100	36,415
Insurance (3.6%)
ACE Ltd.
6.00%, 4/1/2007	30,000	31,808
Allstate Corp.
5.375%, 12/1/2006	5,000	5,233
7.50%, 6/15/2013	20,000	23,719
American International Group, Inc.
2.875%, 11/15/2004	14,250	13,944
4.25%, 11/15/2004	14,250	13,779
Chubb Corp.
6.00%, 11/15/2011	4,500	4,861
Cincinnati Financial Corp.
6.90%, 5/15/2028	21,750	24,378
Equitable Cos., Inc.
6.50%, 4/1/2008	10,000	10,888
Hartford Life, Inc.
7.375%, 3/1/2031	38,000	45,388
Liberty Mutual Insurance Co.
(2) 8.50%, 5/15/2025	21,665	25,576
MBIA, Inc.
7.00%, 12/15/2025	19,500	21,742
MetLife, Inc.
5.25%, 12/1/2006	25,000	26,109

	Face Amount (000)	Market Value^ (000)

Metropolitan Life Insurance Co.
(2) 7.80%, 11/1/2025	$25,000	$30,201
NAC Re Corp.
7.15%, 11/15/2005	5,350	5,600
Nationwide Life Global Funding
(2) 5.35%, 2/15/2007	25,000	26,228
New York Life Insurance
(2) 5.875%, 5/15/2033	27,500	27,704
Protective Life Secured Trust
3.70%, 11/24/2008	9,985	9,941
Prudential Financial, Inc.
5.10%, 9/20/2014	12,000	11,980
Travelers Property Casualty Corp.
5.00%, 3/15/2013	6,200	6,166
6.375%, 3/15/2033	6,680	6,852

		2,272,684

Industrial (25.1% )
Basic Industry (3.3%)
Alcan, Inc.
4.875%, 9/15/2012	10,500	10,652
4.50%, 5/15/2013	22,300	21,840
Alcoa, Inc.
6.50%, 6/1/2011	45,000	50,477
BHP Billington Finance BV
4.80%, 4/15/2013	33,500	34,036
CIGNA Corp.
7.00%, 1/15/2011	4,900	5,541
Dow Chemical Co.
5.75%, 12/15/2008	50,000	53,455
E.I. du Pont de Nemours & Co.
6.75%, 9/1/2007	25,000	27,418
3.375%, 11/15/2007	5,000	5,032
4.125%, 3/6/2013	27,200	26,377
International Paper Co.
5.85%, 10/30/2004	18,300	19,332
7.625%, 1/15/2007	15,000	16,352
Monsanto Co.
7.375%, 8/15/2012	9,550	11,129
PPG Industries, Inc.
6.875%, 2/15/2012	10,200	11,518
Praxair, Inc.
6.375%, 4/1/2012	25,000	27,916
Rio Tinto Finance USA Ltd.
2.625%, 9/30/2008	15,000	14,373
Weyerhaeuser Co.
5.95%, 11/1/2008	8,000	8,610
Capital Goods (3.2%)
Boeing Capital Corp.
5.65%, 5/15/2006	3,482	3,633
4.75%, 8/25/2008	10,470	10,893
Caterpillar Financial Services Corp.
2.70%, 7/15/2008	11,800	11,446
Caterpillar, Inc.
9.00%, 4/15/2006	3,000	3,273
6.55%, 5/1/2011	5,000	5,641
6.625%, 7/15/2028	6,000	6,801
6.95%, 5/1/2042	15,000	17,782
Deere & Co.
7.85%, 5/15/2010	6,000	7,106
General Dynamics Corp.
3.00%, 5/15/2008	11,400	11,191
4.25%, 5/15/2013	41,100	39,996
Illinois Tool Works, Inc.
5.75%, 3/1/2009	25,000	27,060
John Deere Capital Corp.
3.125%, 12/15/2005	4,800	4,829
4.50%, 8/22/2007	10,000	10,332
7.00%, 3/15/2012	25,000	28,914
Minnesota Mining &
Manufacturing Corp.
4.15%, 6/30/2005	10,000	10,120
6.375%, 2/15/2028	25,000	27,817
Tenneco Packaging
8.125%, 6/15/2017	20,000	25,019
The Boeing Co.
6.625%, 2/15/2038	20,950	22,856
Tyco International Group SA
6.00%, 11/15/2013	20,800	22,446
United Technologies Corp.
7.125%, 11/15/2010	25,000	28,998
6.35%, 3/1/2011	5,000	5,600
Communications (3.6%)
BellSouth Corp.
6.00%, 10/15/2011	31,000	33,752
Chesapeake & Potomac
Telephone Co. (VA)
7.875%, 1/15/2022	16,000	18,645
Comcast Cable
Communications, Inc.
6.20%, 11/15/2008	5,250	5,676
6.75%, 1/30/2011	10,000	11,097
Cox Enterprises
(2) 4.375%, 5/1/2008	30,000	29,446
GTE California Inc.
6.70%, 9/1/2009	25,000	27,891
GTE Southwest, Inc.
6.00%, 1/15/2006	10,000	10,451
Gannett Co., Inc.
6.375%, 4/1/2012	25,000	27,849

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Michigan Bell Telephone Co.
7.85%, 1/15/2022	$25,000	$29,508
New Jersey Bell Telephone Co.
8.00%, 6/1/2022	14,585	17,393
New York Times Co.
5.35%, 4/16/2007	10,000	10,488
SBC Communications, Inc.
6.25%, 3/15/2011	15,500	16,938
Tribune Co.
6.875%, 11/1/2006	20,000	21,477
Univision Communications, Inc.
3.50%, 10/15/2007	10,000	9,999
Verizon Global Funding Corp.
4.375%, 6/1/2013	14,500	13,927
Verizon Virginia Inc.
4.625%, 3/15/2013	10,800	10,552
Verizon Wireless Capital
5.375%, 12/15/2006	10,000	10,484
Vodafone Group PLC
5.375%, 1/30/2015	11,250	11,585
Washington Post Co.
5.50%, 2/15/2009	50,000	53,354
Consumer Cyclicals (2.7%)
CVS Corp.
(2) 4.875%, 9/15/2014	12,000	11,984
General Motors Acceptance Corp.
6.75%, 1/15/2006	10,000	10,436
4.50%, 7/15/2006	13,000	13,212
7.75%, 1/19/2010	15,000	16,525
General Motors Corp.
6.375%, 5/1/2008	5,000	5,306
Home Depot Inc.
(2) 3.75%, 9/15/2009	12,000	11,954
Lowe's Cos., Inc.
7.50%, 12/15/2005	30,960	32,748
McDonald's Corp.
5.75%, 3/1/2012	10,000	10,759
Target Corp.
5.875%, 3/1/2012	31,000	33,737
The Walt Disney Co.
6.75%, 3/30/2006	25,000	26,340
Time Warner, Inc.
6.125%, 4/15/2006	5,800	6,061
6.875%, 5/1/2012	10,000	11,122
Viacom International Inc.
6.40%, 1/30/2006	18,000	18,848
Wal-Mart Stores, Inc.
4.375%, 7/12/2007	10,000	10,319
6.875%, 8/10/2009	50,000	56,781
Consumer Noncyclicals (8.2%)
Abbott Laboratories
5.625%, 7/1/2006	20,000	20,936
4.35%, 3/15/2014	20,000	19,543
Anheuser-Busch Cos., Inc.
6.00%, 4/15/2011	31,125	34,125
7.50%, 3/15/2012	5,000	5,950
Archer-Daniels-Midland Co.
8.875%, 4/15/2011	5,325	6,674
7.125%, 3/1/2013	6,200	7,233
5.935%, 10/1/2032	5,000	5,184
Becton, Dickinson & Co.
4.55%, 4/15/2013	25,900	25,645
Bestfoods
6.625%, 4/15/2028	25,000	28,007
Bristol-Myers Squibb Co.
4.75%, 10/1/2006	45,000	46,452
CPC International, Inc.
6.15%, 1/15/2006	3,085	3,217
Cardinal Health, Inc.
6.00%, 1/15/2006	10,000	10,254
6.75%, 2/15/2011	2,020	2,182
Coca-Cola Enterprises Inc.
5.75%, 11/1/2008	25,000	26,984
5.25%, 5/15/2007	5,000	5,248
Diageo Capital PLC
3.50%, 11/19/2007	10,400	10,427
3.375%, 3/20/2008	22,700	22,612
Eli Lilly & Co
5.50%, 7/15/2006	25,000	26,182
6.00%, 3/15/2012	10,000	11,025
General Mills, Inc.
5.125%, 2/15/2007	25,000	26,043
Gillette Co.
5.75%, 10/15/2005	35,000	36,119
4.125%, 8/30/2007	5,000	5,123
GlaxoSmithKline Capital Inc.
5.375%, 4/15/2034	16,055	15,647
Hershey Foods Corp.
6.95%, 3/1/2007	13,000	14,151
Johnson & Johnson
3.80%, 5/15/2013	19,895	19,100
6.73%, 11/15/2023	15,000	17,495
Kellogg Co.
6.00%, 4/1/2006	15,000	15,687
Kimberly-Clark Corp.
6.25%, 7/15/2018	25,000	28,079
Kraft Foods, Inc.
4.625%, 11/1/2006	10,000	10,290
5.625%, 11/1/2011	22,625	23,883

	Face Amount (000)	Market Value^ (000)

Merck & Co.
5.25%, 7/1/2006	$15,000	$15,606
4.375%, 2/15/2013	5,500	5,456
Pepsi Bottling Holdings Inc.
(2) 5.625%, 2/17/2009	4,030	4,336
Pepsico, Inc.
3.20%, 5/15/2007	18,000	18,047
Pfizer, Inc.
5.625%, 2/1/2006	25,000	25,938
4.50%, 2/15/2014	12,000	11,998
Pharmacia Corp.
5.75%, 12/1/2004	13,525	14,015
Procter & Gamble Co.
4.75%, 6/15/2007	20,000	20,849
4.30%, 8/15/2008	13,000	13,388
6.45%, 1/15/2026	25,000	28,189
Procter & Gamble Co. ESOP
9.36%, 1/1/2021	25,000	33,926
Schering-Plough Corp.
5.30%, 12/1/2013	16,985	17,266
6.50%, 12/1/2033	23,000	24,112
Sysco Corp.
4.75%, 7/30/2005	30,000	30,535
The Coca-Cola Co.
5.75%, 3/15/2011	45,000	48,889
Unilever Capital Corp.
6.875%, 11/1/2005	5,000	5,236
Energy (2.2%)
Amoco Corp.
6.50%, 8/1/2007	5,000	5,436
Anadarko Petroleum Corp.
3.25%, 5/1/2008	10,800	10,683
BP Capital Markets America
4.20%, 6/15/2018	6,300	5,857
Burlington Resources, Inc.
6.50%, 12/1/2011	25,000	28,116
ChevronTexaco Capital Co.
3.50%, 9/17/2007	22,000	22,189
Conoco, Inc.
6.35%, 4/15/2009	10,500	11,625
ConocoPhillips
3.625%, 10/15/2007	22,000	22,197
Devon Financing Corp.
7.875%, 9/30/2031	15,000	18,316
Encana Corp.
6.50%, 8/15/2034	15,000	16,164
Halliburton Co.
5.50%, 10/15/2010	15,400	16,126
Phillips Petroleum Co.
7.00%, 3/30/2029	11,500	13,291
Suncor Energy, Inc.
5.95%, 12/1/2034	$28,000	$28,428
Texaco Capital, Inc.
8.625%, 4/1/2032	25,000	35,633
Technology (0.8%)
Hewlett-Packard Co.
3.375%, 12/15/2005	12,000	12,094
3.625%, 3/15/2008	10,800	10,828
International Business
Machines Corp.
4.125%, 6/30/2005	10,000	10,125
4.25%, 9/15/2009	5,000	5,108
4.75%, 11/29/2012	5,000	5,077
7.00%, 10/30/2025	25,000	29,225
Pitney Bowes, Inc.
4.75%, 5/15/2018	10,000	9,734
Transportation (0.7%)
Burlington Northern Santa Fe Corp.
6.375%, 12/15/2005	12,500	13,029
CSX Corp.
6.75%, 3/15/2011	4,820	5,362
5.30%, 2/15/2014	12,640	12,718
Delta Air Lines
Enhanced Equipment
Trust Certificates
6.417%, 7/2/2012	25,000	25,500
Norfolk Southern Corp.
6.20%, 4/15/2009	15,000	16,358
Industrial Other (0.4%)
Eaton Corp.
5.75%, 7/15/2012	15,600	16,749
6.50%, 6/1/2025	10,000	11,170
Hubbell Inc.
6.625%, 10/1/2005	10,000	10,382
Stanley Works
3.50%, 11/1/2007	5,000	5,021

		2,602,279

Utilities (5.8%)
Electric (5.4%)
Alabama Power Co.
5.49%, 11/1/2005	8,250	8,504
2.65%, 2/15/2006	8,645	8,621
Boston Edison Co.
4.875%, 10/15/2012	20,800	21,150
Commonwealth Edison Co.
6.15%, 3/15/2012	20,000	22,066

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Consolidated Edison Co. NY
5.625%, 7/1/2012	$16,205	$17,284
3.85%, 6/15/2013	6,000	5,634
4.875%, 2/1/2013	9,700	9,801
Duke Energy Corp.
6.25%, 1/15/2012	20,000	21,684
Exelon Corp.
6.75%, 5/1/2011	17,500	19,538
Florida Power &Light
4.85%, 2/1/2013	12,000	12,237
5.625%, 4/1/2034	5,000	4,982
Florida Power Corp.
6.65%, 7/15/2011	25,000	28,075
Georgia Power Co.
4.875%, 7/15/2007	25,000	25,967
5.125%, 11/15/2012	5,000	5,169
Kentucky Utilities Co.
7.92%, 5/15/2007	5,000	5,468
National Rural Utilities Cooperative
Finance Corp.
7.25%, 3/1/2012	40,000	46,230
4.75%, 3/1/2014	12,000	11,953
Oklahoma Gas & Electric Co.
6.50%, 4/15/2028	10,000	10,770
Oncor Electric Delivery Co.
6.375%, 5/1/2012	20,000	22,151
PECO Energy Co.
4.75%, 10/1/2012	12,000	12,182
PacifiCorp
6.625%, 6/1/2007	10,000	10,798
SCANA Corp.
6.875%, 5/15/2011	25,000	28,253
6.25%, 2/1/2012	28,930	31,639
Southern California Edison Co.
5.00%, 1/15/2014	11,800	11,973
Southwestern Public Service Co.
5.125%, 11/1/2006	35,115	36,448
TXU Energy Co.
7.00%, 3/15/2013	20,000	22,505
Texas Utilities Electric Co.
6.75%, 7/1/2005	10,000	10,262
United Electric Distribution
(2) 4.70%, 4/15/2011	3,875	3,919
Virginia Electric & Power Co.
5.375%, 2/1/2007	45,500	47,382
4.75%, 3/1/2013	16,350	16,258
Wisconsin Power & Light Co.
5.70%, 10/15/2008	12,650	13,518
Wisconsin Public Service
6.125%, 8/1/2011	8,000	8,847
Natural Gas (0.4%)
KeySpan Corp.
6.15%, 6/1/2006	35,000	36,781

		598,049

TOTAL CORPORATE BONDS
(Cost $5,614,196)		5,863,124

SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.1%)

Export Development Canada
2.75%, 12/12/2005	24,000	24,059
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	60,000	60,176
Province of British Columbia
5.375%, 10/29/2008	9,500	10,199
Province of Manitoba
2.75%, 1/17/2006	4,750	4,759
4.25%, 11/20/2006	25,000	25,693
Province of New Brunswick
3.50%, 10/23/2007	4,600	4,631
Province of Ontario
6.00%, 2/21/2006	25,000	26,109
5.125%, 7/17/2012	25,000	26,243
Province of Quebec
6.125%, 1/22/2011	19,500	21,652
Quebec Hydro Electric
6.30%, 5/11/2011	50,000	56,008
Republic of Finland
4.75%, 3/6/2007	6,000	6,254
Republic of Italy
2.75%, 12/15/2006	14,450	14,388
5.625%, 6/15/2012	40,000	43,627

TOTAL SOVEREIGN BONDS
(Cost $312,808)		323,798

TAXABLE MUNICIPAL BONDS (0.7%)

Illinois (Taxable Pension) GO
4.95%, 6/1/2023	9,675	9,246
Illinois (Taxable Pension) GO
5.10%, 6/1/2033	52,000	49,258
Wisconsin Public Service Rev
5.70%, 5/1/2026	9,000	9,318

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $68,284)		67,822

	Shares	Market Value^ (000)
COMMON STOCKS (37.4%)

Auto & Transportation (0.9%)
General Motors Corp.	2,247,900	$95,491

Consumer Discretionary (0.7%)
Kimberly-Clark Corp.	1,105,900	71,430

Consumer Staples (2.1%)
Kellogg Co.	1,940,400	82,777
Altria Group, Inc.	1,020,200	47,990
H.J. Heinz Co.	1,244,900	44,841
General Mills, Inc.	981,800	44,083
Universal Corp. (VA)	29,500	1,317

		221,008

Financial Services (12.4%)
Bank of America Corp.	4,570,400	198,035
Citigroup, Inc.	4,002,000	176,567
National City Corp.	2,923,100	112,890
SunTrust Banks, Inc.	1,432,600	100,869
XL Capital Ltd. Class A	1,347,600	99,709
JPMorgan Chase & Co.	2,407,300	95,642
PNC Financial Services Group	1,731,200	93,658
Wells Fargo & Co.	979,200	58,390
Regency Centers Corp. REIT	1,095,900	50,948
Marsh & McLennan Cos., Inc.	865,200	39,592
Wachovia Corp.	842,200	39,540
The Chubb Corp.	561,500	39,462
First Horizon National Corp.	886,700	38,447
Comerica, Inc.	634,600	37,663
Washington Mutual, Inc.	680,500	26,594
St. Paul Travelers Cos., Inc.	781,200	25,826
U.S. Bancorp	805,100	23,267
Fannie Mae	306,500	19,432
General Growth Properties
Inc. REIT	253,100	7,846

		1,284,377

Health Care (1.9%)
Wyeth	2,426,100	90,736
Abbott Laboratories	1,467,900	62,180
Baxter International, Inc.	1,185,800	38,135

		191,051

Integrated Oils (5.5%)
ExxonMobil Corp.	4,400,426	212,673
ConocoPhillips Co.	1,596,800	132,295
BP PLC ADR	1,543,608	88,804
Shell Transport &
Trading Co. ADR	1,710,500	76,133
Royal Dutch Petroleum Co. ADR	684,900	35,341
ChevronTexaco Corp.	400,800	21,499

		566,745

Materials & Processing (4.3%)
Weyerhaeuser Co.	1,993,500	$132,528
E.I. du Pont de Nemours& Co.	2,487,000	106,444
Dow Chemical Co.	2,046,700	92,470
PPG Industries, Inc.	1,084,900	66,482
Air Products & Chemicals, Inc.	700,100	38,071
Alcoa Inc.	400,000	13,436

		449,431

Producer Durables (2.3%)
Caterpillar, Inc.	1,629,400	131,085
Emerson Electric Co.	1,733,200	107,268

		238,353

Technology (0.4%)
Rockwell Automation, Inc.	1,002,500	38,797

Utilities (6.9%)
FPL Group, Inc.	1,921,000	131,243
SBC Communications Inc.	5,003,800	129,849
Verizon Communications Inc.	2,431,500	95,752
BellSouth Corp.	3,319,900	90,035
Exelon Corp.	1,908,400	70,019
Dominion Resources, Inc.	773,800	50,490
SCANA Corp.	1,021,600	38,147
Progress Energy, Inc.	889,900	37,678
Entergy Corp.	551,000	33,396
Questar Corp.	679,200	31,121
Public Service
Enterprise Group, Inc.	200,000	8,520

		716,250

TOTAL COMMON STOCKS
(Cost $3,152,777)		3,872,933

Wellesley Income Fund	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (2.3%)

Money Market Fund (1.5%)
Vanguard Market
Liquidity Fund
1.74%**--Note G	155,675,250	$155,675

	Face
	Amount
	(000)

Repurchase Agreement (0.8%)
J.P. Morgan Securities, Inc.
1.88%, 10/1/2004
(Dated 9/30/2004,
Repurchase Value
$77,504,000,
collateralized by Federal
National Mortgage Assn.,
4.0%-6.5%,
6/1/2014-2/1/2034)	$77,500	77,500

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $233,175)		233,175

TOTAL INVESTMENTS (100.9%)
(Cost $9,464,978)		10,447,308

OTHER ASSETS AND LIABILITIES (-0.9%)

Other Assets--Note C		138,681
Liabilities--Note G		(228,653)

		(89,972)

NET ASSETS (100%)		$10,357,336

•See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of these securities was $222,408,000, representing 2.1% of net assets.
(3)Adjustable-rate note.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Amount (000)
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$9,363,607
Undistributed Net Investment Income	808
Accumulated Net Realized Gains	10,591
Unrealized Appreciation	982,330

NET ASSETS	$10,357,336

Investor Shares--Net Assets
Applicable to 419,200,303 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$8,850,738

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$21.11

Admiral Shares--Net Assets
Applicable to 29,448,564 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,506,598

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$51.16

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Wellesley Income Fund Year Ended September 30, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$124,555
Interest	301,134
Security Lending	366

Total Income	426,055

Expenses
Investment Advisory Fees--Note B
Basic Fee	4,767
Performance Adjustment	727
The Vanguard Group--Note C
Management and Administrative
Investor Shares	15,858
Admiral Shares	1,157
Marketing and Distribution
Investor Shares	1,096
Admiral Shares	153
Custodian Fees	32
Auditing Fees	17
Shareholders' Reports
Investor Shares	216
Admiral Shares	4
Trustees' Fees and Expenses	10

Total Expenses	24,037
Expenses Paid Indirectly--Note D	(594)

Net Expenses	23,443

NET INVESTMENT INCOME	402,612

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	110,607

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	295,539

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$808,758

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Wellesley Income Fund
	Year Ended September 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$402,612	$385,104
Realized Net Gain (Loss)	110,607	(88,429)
Change in Unrealized Appreciation (Depreciation)	295,539	585,060

Net Increase (Decrease) in Net Assets Resulting from Operations	808,758	881,735

Distributions
Net Investment Income
Investor Shares	(349,191)	(332,008)
Admiral Shares	(58,450)	(49,799)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(407,641)	(381,807)

Capital Share Transactions—Note H
Investor Shares	333,587	746,087
Admiral Shares	177,699	298,486

Net Increase (Decrease) from Capital Share Transactions	511,286	1,044,573

Total Increase (Decrease)	912,403	1,544,501

Net Assets
Beginning of Period	9,444,933	7,900,432

End of Period	$10,357,336	$9,444,933

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellesley Income Fund Investor Shares
	Year Ended September 30,			Jan.1 to Sept. 30,	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$20.25	$19.08	$20.69	$20.34	$18.85	$22.12

Investment Operations
Net Investment Income	.844	.862	.943	.748	1.06	1.120
Net Realized and Unrealized
Gain (Loss) on Investments	.871	1.163	(.886)	.472	1.89	(2.025)

Total from Investment Operations	1.715	2.025	.057	1.220	2.95	(.905)

Distributions
Dividends from Net Investment Income	(.855)	(.855)	(.955)	(.720)	(1.06)	(1.120)
Distributions from Realized Capital Gains	--	--	(.712)	(.150)	(0.40)	(1.245)

Total Distributions	(.855)	(.855)	(1.667)	(.870)	(1.46)	(2.365)

Net Asset Value, End of Period	$21.11	$20.25	$19.08	$20.69	$20.34	$18.85

Total Return	8.60%	10.74%	0.26%	6.16%	16.17%	-4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,851	$8,171	$6,985	$6,493	$6,558	$6,976
Ratio of Total Expenses to
Average Net Assets**	0.26%	0.31%	0.30%	0.33%+	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	4.06%	4.33%	4.72%	4.88%+	5.39%	5.22%
Portfolio Turnover Rate	23%	28%	43%	24%	28%	20%

  *The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, (0.01%), and 0.00%.
  † Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Wellesley Income Fund Admiral Shares
	Year Ended September 30,			May14* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$49.07	$46.22	$50.14	$50.00

Investment Operations
Net Investment Income	2.099	2.136	2.318	.932
Net Realized and Unrealized Gain (Loss) on Investments	2.113	2.835	(2.164)	.359

Total from Investment Operations	4.212	4.971	.154	1.291

Distributions
Dividends from Net Investment Income	(2.122)	(2.121)	(2.348)	(1.151)
Distributions from Realized Capital Gains	--	--	(1.726)	--

Total Distributions	(2.122)	(2.121)	(4.074)	(1.151)

Net Asset Value, End of Period	$51.16	$49.07	$46.22	$50.14

Total Return	8.72%	10.89%	0.29%	2.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,507	$1,274	$915	$645
Ratio of Total Expenses to Average Net Assets+	0.15%	0.20%	0.23%	0.26%++
Ratio of Net Investment Income to Average Net Assets	4.17%	4.43%	4.78%	4.88%++
Portfolio Turnover Rate	23%	28%	43%	24%

*Inception.
**The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
† Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, and 0.01%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the year ended September 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $727,000 (0.01%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $1,475,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2004, these arrangements reduced the fund’s management and administrative expenses by $580,000 and custodian fees by $14,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,205,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $98,481,000 to offset taxable capital gains realized during the year ended September 30, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2004, the fund had $12,399,000 of ordinary income and $10,921,000 of long-term capital gains available for distribution. At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $982,330,000, consisting of unrealized gains of $1,032,362,000 on securities that had risen in value since their purchase and $50,032,000 in unrealized losses on securities that had fallen in value since their purchase.

F.      During the year ended September 30, 2004, the fund purchased $2,538,618,000 of investment securities and sold $2,018,420,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $68,263,000 and $251,042,000, respectively.

G.      The market value of securities on loan to broker/dealers at September 30, 2004, was $208,582,000, for which the fund held cash collateral of $155,675,000 and U.S. government and agency securities with a market value of $58,407,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H.      Capital share transactions for each class of shares were:

	Year Ended September 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$1,432,784	68,643	$1,801,374	90,001
Issued in Lieu of Cash Distributions	300,715	14,463	284,830	14,219
Redeemed	(1,399,912)	(67,347)	(1,340,117)	(66,957)

Net Increase (Decrease)--Investor Shares	333,587	15,759	746,087	37,263

Admiral Shares
Issued	359,551	7,106	461,109	9,488
Issued in Lieu of Cash Distributions	45,451	902	38,543	793
Redeemed	(227,303)	(4,516)	(201,166)	(4,131)

Net Increase (Decrease)--Admiral Shares	177,699	3,492	298,486	6,150

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD WELLESLEY INCOME FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,205,000 as capital gain dividends (from net long-term gains) to shareholders during the fiscal year.

For corporate shareholders, 27.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund distributed $125,465,000 of qualified dividend income to shareholders during the fiscal year.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk , Wellesley, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q270 112004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2004: $ 17,000
Fiscal Year Ended September 30, 2003: $ 15,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2004: $1,685,500
Fiscal Year Ended September 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2004: $257,800
Fiscal Year Ended September 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2004: $0
Fiscal Year Ended September 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Wellesley Income Fund
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Wellesley Income Fund
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Vanguard Wellesley Income Fund
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 15, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.